SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 29, 2013

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 29, 2013, Roanoke Gas Company (“Roanoke”), the utility subsidiary or RGC Resources, Inc. entered into a new Revolving Line of Credit Note in the original principal amount of $7,000,000 (the or this “Note”) in favor of Wells Fargo Bank, N.A. This Note replaces the Revolving Line of Credit Note dated March 30, 2012, in the original principal amount of $5,000,000. The new Note expires on March 31, 2014 and has an effective date of March 31, 2013.

The purpose of the Note is to provide working capital financing for Roanoke’s operations. This Note provides for a variable interest rate based upon 30-day LIBOR and a multiple-tier level for borrowing limits to accommodate seasonal borrowing demands. The Note provides for borrowing limits that range from $1,000,000 to a maximum of $7,000,000 during the term of the Note.

Also on March 29, 2013, Roanoke entered into a Promissory Note in the original amount of $15,000,000. The Promissory Note is a one-year continuation of the original Promissory Note dated November 28, 2005 and subsequent Modification dated October 20, 2010 and Term Note dated March 30, 2012. The Promissory Note matures on March 31, 2014 and retains all other terms and conditions provided for in the original Promissory Note including interest rate and provision for monthly payments of accrued interest.

In connection with the both the Revolving Line of Credit Note and the Promissory note, Roanoke Gas entered into a First Amendment to Credit Agreement which amended the original credit agreement dated March 30, 2012. The amendment incorporated updated information related to the new Revolving Line of Credit Note and the new Promissory Note with regard to limits and maturity dates. All other provisions of the original credit agreement remain in place.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note and Promissory Note, which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits.

10.1	Revolving Line of Credit Note in the original principal amount of $7,000,000 by Roanoke Gas Company in favor of Wells Fargo Bank, N.A. dated March 31, 2013.

10.2	Promissory Note in the original amount of $15,000,000 by Roanoke Gas Company in favor of Wells Fargo Bank, N.A. dated March 31, 2013.

10.3	First Amendment to Credit Agreement by and between Roanoke Gas Company and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: April 2, 2013	By:	/s/ Paul W. Nester

Paul W. Nester
Vice President, Treasurer and CFO